UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019
_______________
METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 West Bryn Mawr Avenue, Chicago, Illinois 60631
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (708) 867-6777
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	MEI	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On December 5, 2019, Methode Electronics, Inc. issued a press release announcing its financial results for the second quarter and six months ended October 26, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company’s financial results shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.
99.1 Earnings Release of Methode Electronics, Inc. dated December 5, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 5, 2019	METHODE ELECTRONICS, INC. By: /s/ Ronald L.G. Tsoumas Ronald L.G. Tsoumas Chief Financial Officer

Exhibit Index

Exhibit No.    Description
99.1        Earnings Release of Methode Electronics, Inc. dated December 5, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)